Filed Pursuant to Rule 497(e)

File Nos. 33-11981 and 811-05009

COLORADO BONDSHARES—A TAX-EXEMPT FUND

Supplement dated April 18, 2016 to the Prospectus dated January 28, 2016.

At an in-person meeting held on April 11, 2016, the Board of Trustees of Colorado BondShares—A Tax Exempt Fund (the “Fund”), including each of the Trustees who is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, appointed Colorado Financial Service Corporation as the new principal underwriter and distributor (the “Underwriter”) of shares of the Fund to replace Smith Hayes Financial Services Corporation, who resigned as principal underwriter and distributor. The Underwriter was engaged on substantially similar terms as the resigning principal underwriter and distributor of the shares of the Fund. Therefore, this Supplement amends the Prospectus of the Fund as follows:

All references to “Smith Hayes Financial Services Corporation” or to “Smith Hayes” are replaced in their entirety with “Colorado Financial Service Corporation” in the sections of the Prospectus titled “How Is The Fund Managed—Portfolio Manager”, “How Can I Invest In The Fund?” and “What Do Shares Cost?”.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

COLORADO BONDSHARES—A TAX-EXEMPT FUND

Supplement dated April 18, 2016 to the Statement of Additional Information dated January 28, 2016.

At an in-person meeting held on April 11, 2016, the Board of Trustees of Colorado BondShares—A Tax Exempt Fund (the “Fund”), including each of the Trustees who is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, appointed Colorado Financial Service Corporation as the new principal underwriter and distributor (the “Underwriter”) of shares of the Fund to replace Smith Hayes Financial Services Corporation, who resigned as principal underwriter and distributor. The Underwriter was engaged on substantially similar terms as the resigning principal underwriter and distributor of the shares of the Fund. Therefore, this Supplement amends the Statement of Additional Information of the Fund as follows:

1. The references to “Smith Hayes Financial Services Corporation” or “Smith Hayes” are replaced with “Colorado Financial Service Corporation” in the sections of the Statement of Additional Information titled “How Is The Fund Managed—Board’s Oversight Role in Management; Code of Ethics” and “Purchase Of Shares.”

2. The first paragraph and the first five sentences of the second paragraph of the section of the Statement of Additional Information titled “Distribution of Shares” are deleted in their entirety and are replaced with the following:

Colorado Financial Service Corporation is also the general distributor of the shares of the Fund pursuant to a distribution agreement approved at an in person meeting by the Board, including by the majority of the trustees who are not interested persons of any party to the Distribution Agreement as of April 15, 2016 (the “Distribution Agreement”). The Distribution Agreement will continue automatically for successful annual periods ending on April 15 of each year, provided such continuance is specifically approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the trustees on the Board who are not interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days’ written notice without penalty by the Board, by vote of a majority of the outstanding shares of the Fund, or by Colorado Financial Service Corporation. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. Colorado Financial Service Corporation is located at 304 Inverness Way South, Suite 355, Centennial, Colorado 80112.

As general distributor of the Fund’s shares, Colorado Financial Service Corporation allows (and the Fund’s former general distributor, Smith Hayes allowed) concessions to all dealers, up to 4.35% on purchases to which the 4.75% sales charge applies. The Underwriter receives the balance of such sales charges (0.40%) paid by investors. In its sole discretion, Colorado Financial Service Corporation may give up all or part of such 0.40% sales charge to dealers; however, this practice may be discontinued at any time. The first table below sets forth the underwriting commissions and brokerage commissions paid by investors in the last three fiscal years, and the total sales charges paid by investors (which is equal to the sum of the underwriting commissions and brokerage commissions). The second table below sets forth the corresponding amounts retained by the Fund’s former general distributor, Smith Hayes, for the corresponding annual periods.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.